EXHIBIT 99.2

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial statements assume a business combination between Staples and Office Depot accounted for on a pooling of interests basis and are based on the respective historical financial statements and the notes thereto of Staples and Office Depot filed as part of their respective Annual Reports on Form 10-K for the fiscal year ended February 1, 1997 and December 28, 1996, respectively. The pro forma combined condensed balance sheet combines Staples' February 1, 1997 consolidated balance sheet with Office Depot's December 28, 1996 consolidated balance sheet. The pro forma statements of income combine Staples' historical operating results for the fiscal years ended February 1, 1997, February 3, 1996 and January 28, 1995 with the corresponding Office Depot operating results for the fiscal years ended December 28, 1996, December 30, 1995 and December 31, 1994, respectively. Fiscal year ended January 28, 1995 consists of 53 weeks for Office Depot and 52 for Staples. Fiscal year ended February 3, 1996 consists of 53 weeks for Staples and 52 weeks for Office Depot. All other fiscal years presented consist of 52 weeks for both companies.

     For purposes of the preparation of the unaudited pro forma combined balance sheet, an estimate of $575 million is used for the sum of the merger-related, consolidation and integration expenses; the deferred tax benefit of $197 million relating to these expenses is also included.

    The pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the Merger had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of Staples/Office Depot. The pro forma combined financial information does not give effect to any cost savings which may result from the integration of Staples' and Office Depot's operations.

     These pro forma combined financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Staples and Office Depot filed as part of their respective Annual Reports on Form 10-K for the fiscal year ended February 1, 1997 and December 28, 1996, respectively.

              Unaudited Pro Forma Combined Condensed Balance Sheet
                             As of February 1, 1997
                                 (In thousands)


                                                                                                               Pro Forma
                                                                                                 -----------------------------------
                                                         Staples, Inc.      Office Depot         Adjustments               Combined
                                                         -------------      ------------         -----------             ----------
ASSETS
Current Assets:
     Cash and cash equivalents.........................  $      98,143     $      51,398     $             0          $    149,541
     Short-term investments............................          7,986                 0                   0                 7,986
     Merchandise inventories...........................        813,661         1,324,506            (125,000)(2)         2,013,167
     Receivables, net..................................        167,072           401,900                   0               568,972
     Prepaid expenses and other current assets.........         64,486            43,792                   0               108,278
                                                         -------------     --------------    ----------------        --------------
          Total Current Assets.........................      1,151,348         1,821,596            (125,000)            2,847,944
Net Property and Equipment.............................        442,857           671,648            (170,000)(2)           944,505
Other Assets
     Goodwill, net of amortization.....................         81,306           190,052              (4,487)(3)           266,871
     Other.............................................        112,241            57,021             197,000 (2)           366,262
                                                         -------------     --------------    ----------------        --------------
          Total Other Assets...........................        193,547           247,073             192,513               633,133
                                                         =============     ==============    ================        ==============
                                                             1,787,752         2,740,317            (102,487)            4,425,582
                                                         =============     ==============    ================        ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts payable..................................        421,051           781,963                   0             1,203,014
     Accrued expenses and other current liabilities....        174,284           203,499                   0               377,783
     Debt maturing within one year.....................          7,220           142,339                   0               149,559
     Accrued merger-related, consolidation and
          integration expenses ........................              0                 0             280,000 (2)           280,000
                                                         -------------     --------------    ----------------        --------------
          Total Current Liabilities....................        602,555         1,127,801             280,000             2,010,356

Long-Term Debt ........................................         91,342            17,128                   0               108,470
Other Long-Term Obligations............................         32,169            39,814                   0                71,983
Convertible Debentures.................................        300,000           399,629                   0               699,629
Stockholders' Equity:
     Common Stock .....................................             98             1,594                   0                 1,692
     Additional paid-in capital........................        508,868           630,049                   0             1,138,917
     Cumulative foreign currency translation adjustments          (128)           (1,073)                  0                (1,201)
     Unrealized gain on short-term investments.........             11                 0                   0                    11
     Retained earnings ................................        253,183           527,125            (382,487)(2) (3)       397,821
     Less: treasury stock..............................           (346)           (1,750)                  0                (2,096)
                                                         -------------     --------------    ----------------        --------------
              Total Stockholders' Equity...............        761,686         1,155,945            (382,487)            1,535,144
                                                         =============     ==============    ================        ==============
                                                         $   1,787,752     $   2,740,317     $      (102,487)         $  4,425,582
                                                         =============     ==============    ================        ==============


        See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements.

           Unaudited Pro Forma Combined Condensed Statements of Income
                   For the Fiscal Year Ended February 1, 1997
                  (Dollars in thousands, except per share data)


                                                                                               Pro Forma
                                                                                    -------------------------------
                                                 Staples, Inc.     Office Depot       Adjustments         Combined
                                                 -------------   ---------------    -------------    --------------
Sales                                            $   3,967,665    $    6,068,598     $         0      $ 10,036,263
Cost of goods sold and occupancy costs               3,023,279         4,700,910               0         7,724,189
                                                 --------------   ---------------    ------------    --------------
     Gross Profit                                      944,386         1,367,688               0         2,312,074

Operating Expenses:
Operating and selling                                  594,978           951,084               0         1,546,062
Pre-opening                                              8,299             9,827               0            18,126
General & Administrative                               134,817           162,149               0           296,966
Amortization of goodwill                                 2,291             5,247            (344)(3)         7,194
                                                 --------------   ---------------    ------------    --------------
     Total Operating Expenses                          740,385         1,128,307            (344)        1,868,348
                                                 --------------   ---------------    ------------    --------------

     Operating Income                                  204,001           239,381             344           443,726

Other income (expense):
     Interest Expense, net                             (19,887)          (24,485)              0           (44,372)
     Gain on sale of investment                              0                 0               0                 0
     Merger-related costs                                    0                 0               0                 0
     Other                                                   0                 0               0                 0
                                                 --------------   ---------------    ------------    --------------
     Total other income (expense)                      (19,887)          (24,485)              0           (44,372)
                                                 --------------   ---------------    ------------    --------------

     Income before equity in loss of affiliates        184,114           214,896             344           399,354
          and income taxes

Equity in loss of affiliates                           (11,073)           (2,178)              0           (13,251)
                                                 --------------   ---------------    ------------    --------------

     Income before income taxes                        173,041           212,718             344           386,103
Income tax expense                                      66,621            83,676               0           150,297
                                                 ==============   ===============    ============    ==============
      Net Income                                 $     106,420    $      129,042     $       344      $    235,806
                                                 ==============   ===============    ============    ==============


Net income per common share- primary             $        0.64    $         0.81                      $       0.68
Net income per common share- fully diluted       $        0.64    $         0.80                      $       0.67

Number of shares used in computing net income
       per common share- primary                       166,624           158,655          22,212 (1)       347,491

Number of shares used in computing net income
       per common share- fully diluted                 166,624           175,285          24,540 (1)       366,449


        See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements.

           Unaudited Pro Forma Combined Condensed Statements of Income
                   For the Fiscal Year Ended February 3, 1996
                  (Dollars in thousands, except per share data)

                                                                                               Pro Forma
                                                                                    -------------------------------
                                                 Staples, Inc.     Office Depot       Adjustments         Combined
                                                 -------------   ---------------    -------------    --------------
Sales                                            $   3,068,061    $    5,313,192     $         0      $  8,381,253
Cost of goods sold and occupancy costs               2,366,183         4,110,334               0         6,476,517
                                                 --------------   ---------------    ------------    --------------
     Gross Profit                                      701,878         1,202,858               0         1,904,736

Operating Expenses:
Operating and selling                                  446,324           782,478               0         1,228,802
Pre-opening                                              5,607            17,746               0            23,353
General & Administrative                               100,167           153,344               0           253,511
Amortization of goodwill                                 1,967             5,213            (337)(3)         6,843
                                                 --------------   ---------------    ------------    --------------
     Total Operating Expenses                          554,065           958,781            (337)        1,512,509
                                                 --------------   ---------------    ------------    --------------

     Operating Income                                  147,813           244,077             337           392,227

Other income (expense):
     Interest Expense, net                             (15,924)          (21,194)              0           (37,118)
     Gain on sale of investment                              0                 0               0                 0
     Merger-related costs                                    0                 0               0                 0
     Other                                                 109                 0               0               109
                                                 --------------   ---------------    ------------    --------------
     Total other income (expense)                      (15,815)          (21,194)              0           (37,009)
                                                 --------------   ---------------    ------------    --------------

     Income before equity in loss of affiliates        131,998           222,883             337           355,218
          and income taxes

Equity in loss of affiliates                           (12,153)             (962)              0           (13,115)
                                                 --------------   ---------------    ------------    --------------

     Income before income taxes                        119,845           221,921             337           342,103
Income tax expense                                      46,140            89,522               0           135,662
                                                 ==============   ===============    ============    ==============
     Net Income                                  $      73,705    $      132,399     $       337      $    206,441
                                                 ==============   ===============    ============    ==============


Net income per common share- primary             $        0.46    $         0.85                      $       0.61
Net income per common share- fully diluted       $        0.46    $         0.83                      $       0.60

Number of shares used in computing net income
       per common share- primary                       162,078           155,551          21,777 (1)       339,406

Number of shares used in computing net income
       per common share- fully diluted                 162,078           172,242          24,114 (1)       358,434


        See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements.

          Unaudited Pro Forma Combined Condensed Statements of Income
                   For the Fiscal Year Ended January 28, 1995
                  (Dollars in thousands, except per share data)


                                                                                               Pro Forma
                                                                                    -------------------------------
                                                 Staples, Inc.     Office Depot       Adjustments         Combined
                                                 -------------   ---------------    -------------    --------------
Sales                                            $   2,000,149    $    4,266,199     $         0      $  6,266,348
Cost of goods sold and occupancy costs               1,534,360         3,283,498               0         4,817,858
                                                 --------------   ---------------    ------------    --------------
     Gross Profit                                      465,789           982,701               0         1,448,490

Operating Expenses:
Operating and selling                                  308,456           642,572               0           951,028
Pre-opening                                              4,858            11,990               0            16,848
General & Administrative                                69,992           130,022               0           200,014
Amortization of goodwill                                   756             5,288            (344)(3)         5,700
                                                 --------------   ---------------    ------------    --------------
     Total Operating Expenses                          384,062           789,872            (344)        1,173,590
                                                 --------------   ---------------    ------------    --------------

     Operating Income                                   81,727           192,829             344           274,900

Other income (expense):
     Interest Expense, net                              (8,389)          (14,096)              0           (22,485)
     Gain on sale of investment                          1,149                 0          (1,149)(3)             0
     Merger-related costs                               (2,150)                0               0            (2,150)
     Other                                               2,736                 0               0             2,736
                                                 --------------   ---------------    ------------    --------------
     Total other income (expense)                       (6,654)          (14,096)         (1,149)          (21,899)
                                                 --------------   ---------------    ------------    --------------

     Income before equity in loss of affiliates         75,073           178,733            (805)          253,001
          and income taxes

Equity in loss of affiliates                           (11,168)              197               0           (10,971)
                                                 --------------   ---------------    ------------    --------------

     Income before income taxes                         63,905           178,930            (805)          242,030
Income tax expense                                      23,965            73,973            (477)(4)        97,461
                                                 ==============   ===============    ============    ==============
     Net Income                                  $      39,940    $      104,957     $      (328)     $    144,569
                                                 ==============   ===============    ============    ==============


Net income per common share- primary             $        0.28    $         0.69                      $       0.46
Net income per common share- fully diluted       $        0.28    $         0.68                      $       0.46

Number of shares used in computing net income
       per common share- primary                       140,261           152,570          21,360 (1)       314,191

Number of shares used in computing net income
       per common share- fully diluted                 140,261           169,234          23,693 (1)       333,188


        See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements.

      Notes To Unaudited Pro Forma Combined Condensed Financial Statements

NOTE 1. PRO FORMA EARNINGS PER SHARE

      The pro forma combined net income per share is based on the combined weighted average numbers of common and common equivalent shares of Staples Common Stock and Office Depot Common Stock for each period. This is based on the Exchange Ratio of 1.14 shares of Staples Common Stock for each share of Office Depot Common stock, as described in the Merger agreement.

      The dilutive impact of the Office Depot Zero Coupon Liquid Yield Option Notes is included in the calculation of fully diluted earnings per share (but not primary earnings per share), as these convertible notes are not considered common stock equivalents. The fully diluted calculation assumes conversion of the notes into common stock as of the beginning of the periods presented therefore the fully diluted net income has been adjusted to add back the interest expense on the notes, net of tax.

      The impact of Staples' convertible debentures is not included in the calculation of fully diluted earnings per share as the effect of these debentures was anti-dilutive.

NOTE 2. MERGER RELATED, CONSOLIDATION AND INTEGRATION EXPENSES

      Staples and Office Depot estimate they will incur merger related costs of approximately $45 million consisting of transaction fees for investment bankers, attorneys, accountants, financial printing and other related charges.

      In addition, it is expected that as a result of the Merger, the combined company will incur significant consolidation and integration expenses estimated to be $530 million. These expenses are expected to include:

[bullet] store and distribution center closures in overlapping markets;

[bullet] write-offs of store assets (including signage) as a result of remodeling retail stores;

[bullet] costs associated with the elimination of certain products from the combined merchandise assortment, including the sale below cost or other disposition of products to be discontinued.

[bullet] write-off of hardware and software relating to the elimination of duplicate management information systems;

[bullet] severance, relocation and retraining costs;

[bullet] incremental and "one-time" advertising and marketing costs; and

[bullet] other related charges.

      For the purposes of the preparation of the unaudited pro forma combined financial statements, an estimate of $575 million is used for the sum of merger related, consolidation and integration expenses. The deferred tax benefit of $197 million relating to these expenses has also been reflected as a pro forma adjustment in the pro forma combined balance sheet as of February 1, 1997.

      Approximately $425 million will be charged to operations in the fiscal quarter in which the Merger is consummated. The estimated remaining charge of $150 million will be expensed as it is incurred. The respective managements of Staples and Office Depot anticipate that plans and decisions will be completed and a substantial portion of the remaining $150 million charge will be recorded during fiscal 1997. The unaudited pro forma combined condensed balance sheet gives effect to such expenses as if they had been incurred as of February 1, 1997, but the effects of these costs have not been reflected in the unaudited pro forma combined condensed statements of operations.

      Notes To Unaudited Pro Forma Combined Condensed Financial Statements
                                  (Continued)

NOTE 3. EASTMAN TRANSACTION

      On September 13, 1993, Office Depot acquired Eastman Office Products Corporation ("Eastman"), a contract stationer and office furniture dealer headquartered in California. The acquisition was accounted for as a purchase. Staples owned approximately 17% of Eastman as of the date of acquisition, and therefore recorded a gain of $8,430,000 during the year ended January 29, 1994 and again of $1,149,000 during the year ended January 28, 1995 as a result of the sale of this interest to Office Depot. Since the merger of Staples and Office Depot will be accounted for as a pooling of interests, the portion of the Eastman transaction relating to the Staples ownership interest must be eliminated from the pro forma financial statements. Therefore, the "gain on sale of investment" included in the Pro Forma Combined Condensed Statements of Income for the year ended January 28, 1995 has been eliminated. In addition, since the goodwill recorded by Office Depot will be reduced to reflect the Staples ownership interest, amortization of goodwill has been reduced for all Pro Forma Combined Condensed Statements of Income presented. This reduction in goodwill has also been reflected as an adjustment to the Pro Forma Combined Condensed Balance Sheet as of February 1, 1997.

NOTE 4. PROVISION FOR INCOME TAXES

      The provision for income taxes for the year ended January 28, 1995 has been adjusted to reflect the elimination of the gain on the sale of the Eastman investment originally recorded by Staples, as discussed in Note 3. There was no adjustment to the provision for income taxes to reflect the reduced amortization of goodwill discussed in Note 3 since this amortization is not tax-deductible.

NOTE 5. CONFORMING ADJUSTMENTS

      No material adjustments were required to conform the accounting policies of Staples and Office Depot.